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                                                                    EXHIBIT 10.I













                           EL PASO ENERGY CORPORATION

                             STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS





              AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1998
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                               TABLE OF CONTENTS


SECTION 1        PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 2        SHARES SUBJECT TO THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 3        ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 4        PARTICIPATION IN THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

SECTION 5        OPTION GRANTS AND TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

SECTION 6        GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

SECTION 7        EFFECTIVE DATE AND DURATION OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

SECTION 8        COMPLIANCE WITH SECTION 16 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

SECTION 9        AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN . . . . . . . . . . . . . . . . . . .  6



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El Paso Energy Corporation                                     Table of Contents
Stock Option Plan For Non-Employee Directors

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                           EL PASO ENERGY CORPORATION
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
              AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1998

                              SECTION 1    PURPOSE

         The purpose of the E1 Paso Energy Corporation Stock Option Plan for Non-Employee Directors, Amended and Restated Effective as of August 1, 1998 (the "Plan") is to attract and retain the services of experienced and knowledgeable non-employee Directors of E1 Paso Energy Corporation (the "Company"), and to provide an incentive for such Directors to increase their proprietary interests in the Company's long-term success and progress.


                    SECTION 2    SHARES SUBJECT TO THE PLAN

         2.1 Subject to Section 2.2, the maximum number of shares of the Company's common stock, $3 par value per share (the "Common Stock"), for which options may be granted under the Plan is one hundred thousand (100,000) (the "Shares"). The Shares shall be shares held in the Company's treasury or issued out of the authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator.

         2.2 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors of the Company (the "Board"), may make appropriate adjustments in the number of shares authorized for the Plan and, with respect to outstanding options, the Plan Administrator may make appropriate adjustments in the number of shares and the option price. In the event of any adjustment in the number of Shares covered by any option, any fractional Shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full Shares resulting from such adjustment.


                     SECTION 3   ADMINISTRATION OF THE PLAN

         Unless otherwise determined by the Board and subject to Section 9, the Plan shall be administered by a management committee (the "Plan Administrator") consisting of the Chairman of the Board of the Company and such other senior officers as the Chairman of the Board shall designate. The Plan Administrator shall interpret the Plan, shall prescribe, amend and rescind rules relating to it from time to time as it deems proper and in the best interests of the Company, and shall take any other action necessary for the administration of the Plan.





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Stock Option Plan For Non-Employee Directors

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                     SECTION 4   PARTICIPATION IN THE PLAN

         Each member of the Board elected or appointed who is not otherwise an employee of the Company or any subsidiary corporation (a "Participant") shall receive option grants as provided in the Plan.


                      SECTION 5    OPTION GRANTS AND TERMS

         Each option granted to a Participant under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

5.1      OPTION GRANTS

         A Participant shall automatically receive (a) a grant of stock options to purchase three thousand (3,000) Shares when the Participant is initially elected or appointed as a Director of the Company and (b) a grant of stock options to purchase two thousand (2,000) Shares on each date the Participant is reelected as a Director of the Company at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), beginning with the Annual Meeting in 1998.

         Each option granted under the Plan shall be evidenced by a written instrument delivered by or on behalf of the Plan Administrator containing terms, provisions and conditions not inconsistent with the Plan.

5.2      VESTING OF OPTIONS

         Each option granted to a Participant under the Plan shall be fully vested and immediately exercisable upon grant.

5.3      OPTION PRICE

         The option price for an option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. For purposes of the Plan, "fair market value" shall be the mean between the highest and lowest quoted selling prices at which the Common Stock was sold on such date as reported in the NYSE Composite Transactions by The Wall Street Journal on such date or, if no Common Stock was traded on such date, on the next preceding date on which Common Stock was so traded.

5.4      TIME AND MANNER OF EXERCISE OF OPTION

         Each option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than one hundred (100) Shares (or the remaining




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El Paso Energy Corporation                                                Page 2
Stock Option Plan For Non-Employee Directors

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Shares then purchasable under the option, if less than one hundred (100)
Shares) may be purchased upon exercise of any option hereunder and that only whole Shares will be issued pursuant to the exercise of any option.

     The purchase price of shares purchased under options shall be paid in full to the Company incident to the exercise of the option by delivery of consideration equal to the product of the option price and the number of shares purchased (the "Purchase Price"). Such consideration may be paid (i) in cash or by check; (ii) in shares of Common Stock already owned by the Participant for a sufficient time (generally six (6) months) to not result in an accounting charge to the Company, or any combination of cash and Common Stock, with the fair market value of such Common Stock valued as of the day prior to delivery; or (iii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. The Plan Administrator can specify that options granted or to be granted shall permit additional techniques to pay the Purchase Price. A Participant shall have none of the rights of a stockholder until the Shares of Common Stock are issued to the Participant.

5.5      TERM OF OPTIONS

         Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as follows:

         (a) In the event that an optionee ceases to be a Director of the Company for any reason other than the death of the optionee, the options granted to such optionee shall expire unless exercised by him or her within thirty-six (36) months after the date such optionee ceases to be a Director of the Company.

         (b) In the event of the death of an optionee, whether during the optionee's service as a Director or during the thirty-six (36) month period referred to in Section 5.5(a), the options granted to such optionee shall be exercisable, and such options shall expire unless exercised within twelve (12) months after the date of the optionee's death, by the legal representatives or the estate of such optionee, by any person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Company or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

5.6      TRANSFERABILITY

         During an optionee's lifetime, an option may be exercised only by the optionee. Options granted under the Plan and the rights and privileges conferred thereby shall not



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El Paso Energy Corporation                                                Page 3
Stock Option Plan For Non-Employee Directors

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be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or the applicable laws of descent and distribution except that, to the extent permitted by applicable law and the Rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan Administrator may permit a recipient of an option to designate in writing during the optionee's lifetime a beneficiary to receive and exercise options in the event of the optionee's death (as provided in Section 5.5(b)). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred thereby, shall be null and void.

5.7      DEFERRAL ELECTION

         A Participant may elect irrevocably at any time prior to exercising an option granted under the Plan that issuance of Shares upon exercise of such option shall be deferred until the Participant reaches a pre-specified age or ceases to serve as a Director of the Company, as elected by the Participant. After the exercise of any such option and prior to the issuance of any deferred shares, the number of Shares issuable to the Participant shall be credited to a memorandum deferred account and any dividends or other distributions paid on the Common Stock shall be deemed reinvested in additional shares of Common Stock until all credited Shares shall become issuable pursuant to the Participant's election.


                        SECTION 6    GENERAL PROVISIONS

         6.1 Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Participant has a right to continue as a Director for any period of time or at any particular rate of compensation.

         6.2 The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan, or record as a holder of record of Shares the name of the individual exercising an option under the Plan, (a) without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and (b) without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Plan Administrator.

         6.3 All costs and expenses of the adoption and administration of the Plan shall be borne by the Company.



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Stock Option Plan For Non-Employee Directors

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         6.4     The Plan shall be construed and governed in accordance with the laws of the State of Texas, except that it shall be construed and governed in accordance with applicable federal law in the event that such federal law preempts state law.

         6.5 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise or other taxable event with respect to options under the applicable laws or regulations of any governmental authority, whether federal, state or local and whether domestic or foreign.

         By participating in the Plan, each Participant shall agree that he or she is responsible for obtaining qualified tax advice prior to the Participant's (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.


              SECTION 7    EFFECTIVE DATE AND DURATION OF THE PLAN

         The original plan was dated as of January 1, 1992 and adopted by the Company's Board and approved by the Company's sole stockholder on January 15, 1992. The amendment and restatement of this Plan effective as of January 1, 1998 was adopted by Board on December 2, 1997. The Board amended and restated the Plan effective as of August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby El Paso Energy Corporation became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by El Paso Energy Corporation pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between El Paso Energy Corporation and El Paso Natural Gas Company. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but such termination shall not affect the then-outstanding terms of any options or the Company's obligation to issue Shares under any then-exercised options as to which a deferral election has been made under Section 5.7


                     SECTION 8   COMPLIANCE WITH SECTION 16

         The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 or any successor rule or rule of similar application under Section 16 of the Exchange Act or rules thereunder, and, if any Plan provision is later found not to be in compliance with such exemption under Section 16, that provision shall be deemed modified as necessary to meet the requirements of such applicable exemption.



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Stock Option Plan For Non-Employee Directors


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              SECTION 9   AMENDMENT, TERMINATION OR DISCONTINUANCE
                                  OF THE PLAN

         9.1 Subject to the Board and Section 9.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 6.2; provided, however, that unless the Plan Administrator determines that such change does not materially impair the value of the options, no change in any option theretofore granted may be made which would impair the right of the Participant to acquire Shares or retain Shares that the Participant may have acquired as a result of the Plan without the consent of the Participant.

         9.2 The Board may at any time suspend the operation of or terminate the Plan with respect to any Shares which are not at that time subject to any outstanding options.


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Stock Option Plan For Non-Employee Directors


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         IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of August 1, 1998.


                                         EL PASO ENERGY CORPORATION


                                         By  /s/ Joel Richards III
                                             ---------------------------------
                                         Title:   Executive Vice President


ATTEST:


By  /s/ David L. Siddall
    -----------------------------
Title:   Corporate Secretary




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Stock Option Plan For Non-Employee Directors